Exhibit 99.2

ECOARK HOLDINGS, INC.

PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements give effect to the acquisition of the outstanding common shares of EcoArk Inc. and Subsidiaries., (“EcoArk”) by Magnolia Solar Corp. (the “Company”), now known as Ecoark Holdings, Inc. and are based on estimates and assumptions set forth herein and in the notes to such pro forma statements.

EcoArk, an Arkansas corporation entered into a Share Exchange Agreement (the “Exchange Agreement”) with the Company, whereby the Company acquired all of the issued and outstanding shares of common stock of EcoArk in consideration for the issuance of 29,619,500 shares of common stock.

As a result of the transaction effected by the Exchange Agreement, at closing EcoArk became a wholly owned subsidiary of the Company.

In addition to the merger of the companies, prior to the merger, the Company completed a 1:250 reverse stock split which reduced the number of currently issued common shares issued and outstanding from 50,336,198 (which includes 6,235,000 shares issued in conversion of stock options and warrants outstanding) to 201,345 common shares. The Company also, post-split converted their current $2,400,000 in debt into shares of common stock.

The acquisition of EcoArk is being accounted for as a reverse merger, whereby EcoArk is considered to be the accounting acquirer.

The following unaudited pro forma consolidated statement of operations for years ended December 31, 2015 and 2014 of the Company and EcoArk gives effect to the above as if the transactions had occurred at the beginning of the period. The unaudited pro forma consolidated balance sheet at December 31, 2015 assumes the effects of the above as if this transaction had occurred as of December 31, 2015.

1

ECOARK HOLDINGS, INC.

PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated financial statements are based upon, and should be read in conjunctions with the Company’s audited financial statements as of and for the year ended December 31, 2015 and 2014 and the audited consolidated financial statements of EcoArk as of and for the years ended December 31, 2015 and 2014.

The unaudited pro forma consolidated financial statements and notes thereto contain  forward-looking statements that involve risks and uncertainties. Therefore, our actual results may vary materially from those discussed herein. The unaudited pro forma consolidated financial statements do not purport to be indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of our future results.

2

 Ecoark Holdings, Inc.

Unaudited Proforma Consolidated Balance Sheet
December 31, 2015 (Dollars in Thousands)

	MGLT	EcoArk					Consolidated
ASSETS
Current Assets:
Cash and cash equivalents	$46	$1,962	F	$10,000		$–	$12,008
Accounts receivable, net of allowance	11	972		–		–	983
Inventories, net of reserves	–	743		–		–	743
Prepaid expenses	–	161		–		–	161
Other current assets	–	130		–		–	130
Total Current Assets	57	3,968		10,000		–	14,025

Fixed Assets:
Property and equipment, net	–	363		–		–	363
Total Fixed Assets	–	363		–		–	363

Non-current Assets:
Intangible assets, net	83	852		–		–	935
Other assets	–	25					25
Total Non-current Assets	83	877		–		–	960

TOTAL ASSETS	$140	$5,208		$10,000		$–	$15,348

	MGLT	EcoArk					Consolidated
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
Current portion of long-term debt	$2,400	$3,175	D	$2,400		$–	$3,175
Current portion of long-term debt, related parties	–	1,329		–		–	1,329
Note payable - bank	–	–		–		–	–
Accounts payable	682	1,074		–		–	1,756
Accrued expenses	–	503		–		–	503
Accrued interest	–	40		–		–	40
Total Current Liabilities	3,082	6,121		2,400		–	6,803

Long-Term Liabilities
Long-term debt, net of current portion	–	–		–		–	–
Long-term debt - related parties, net of current portion	–	–		–		–	–
Total Long-Term Liabilities	–	–		–		–	–

TOTAL LIABILITIES	3,082	6,121		2,400		–	6,803

STOCKHOLDERS' EQUITY (DEFICIT)

Total Equity
Common stock (all series)	47	588	A	588	B	6	36
			C	50	D	1
					E	30
					F	2
Additional paid-in capital	3,454	36,164	A	5,855	C	50	46,174
			B	6	D	2,399
			E	30	F	9,998
Accumulated deficit	(6,443)	(36,587)	B	–	A	6,443	(36,587)
Subscription receivable		(55)					(55)
Treasury stock		(928)		–		–	(928)
Non-controlling interest		(95)		–		–	(95)

Total Stockholders' Equity (Deficit)	(2,942)	(913)		6,529		18,929	8,545

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$140	$5,208		$8,929		$18,929	$15,348

3

 Ecoark Holdings, Inc.

Unaudited Proforma Consolidated Statement of Operations
For the Year Ended December 31, 2015 (Dollars in Thousands, Except per Share)

	MGLT	EcoArk	Adjustments		Consolidated

Net Sales	$160	$7,868	$-	$-	$8,028

Cost of Sales	102	6,138	-	-	6,240

Gross Profit (Loss)	58	1,730	-	-	1,788

Operating Expenses
Salaries and related expenses	161	3,791	-	-	3,952
Professional fees	150	3,651	-	-	3,801
Other general and administrative expenses	37	1,636	-	-	1,673
Depreciation, amortization and impairment	36	1,226	-	-	1,262
Research and development	-	1,114	-	-	1,114

Total operating expenses	384	11,418	-	-	11,802

Total operating income (loss)	(326)	(9,688)	-	-	(10,014)

Other income (loss)	(240)	(785)	-	-	(1,025)

Total income (loss) before income taxes	(566)	(10,473)	-	-	(11,039)

Provision for income taxes	-	-	-	-	-

Net income (loss)	$(566)	$(10,473)	$-	$-	$(11,039)

Non-controlling interest	-	29	-	-	29

Net income (loss) - controlling interest	$(566)	$(10,502)	$-	$-	$(11,068)

Per share, basic and diluted	$(0.01)	$(0.18)	-	-	$(0.32)

Weighted average number of common shares outstanding (in thousands)
Basic	42,983	58,688	-	-	35,092
Diluted	42,983	58,789	-	-	35,092

4

 Ecoark Holdings, Inc.

Unaudited Proforma Consolidated Statement of Operations

For the Year Ended December 31, 2014 (Dollars in Thousands, Except per Share)

	MGLT	EcoArk	Adjustments		Consolidated

Net Sales	$218	$6,017	$-	$-	$6,235

Cost of Sales	135	5,024	-	-	5,159

Gross Profit (Loss)	83	993	-	-	1,076

Operating Expenses
Salaries and related expenses	199	2,836	-	-	3,035
Professional fees	138	5,311	-	-	5,449
Other general and administrative expenses	44	1,630	-	-	1,674
Depreciation, amortization and impairment	36	1,708	-	-	1,744
Research and development	-	1,053	-	-	1,053

Total operating expenses	417	12,538	-	-	12,955

Total operating income (loss)	(334)	(11,545)	-	-	(11,879)

Other income (loss)	(240)	(1,270)	-	-	(1,510)

Total income (loss) before income taxes	(574)	(12,815)	-	-	(13,389)

Provision for income taxes	-	-	-	-	-

Net income (loss) from continuing operations	(574)	(12,815)	-	-	(13,389)

Discontinued operations	-	(1,449)	-	-	(1,449)

Net income (loss)	$(574)	$(14,264)	$-	$-	$(14,838)

Non-controlling interest	-	(129)	-	-	(129)

Net income (loss) - controlling interest	$(574)	$(14,135)	$-	$-	$(14,709)

Per share, basic and diluted	$(0.02)	$(0.26)	-	-	$(0.43)

Weighted average number of common shares outstanding (in thousands)
Basic	37,470	55,180	-	-	33,921
Diluted	37,470	55,180	-	-	33,921

5

 Ecoark Holdings, Inc.

NOTES TO UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2015

NOTE A – ACCOUNTING TREATMENT APPLIED AS A RESULT OF THIS TRANSACTION

The acquisition of EcoArk is being accounted for as a reverse merger, whereby EcoArk is considered to be the accounting acquirer.

NOTE B – ADJUSTMENTS

(A)	To eliminate pre-merger deficits of MGLT and shares of EcoArk in accordance with reverse merger.

(B)	To record issuance of shares in conversion of options and warrants.

(C)	To adjust capital accounts for effect of reverse stock split.

(D)	To record conversion of debt of MGLT post-reverse split.

(E)	To record shares to be issued to acquire EcoArk.

(F)	To record issuance of shares in proposed private placement. ($10,000,000 @ $4 per share)

NOTE C – PRO FORMA WEIGHTED AVERAGES SHARES OUTSTANDING (IN THOUSANDS)

Pro forma shares outstanding assuming the transaction occurred as of December 31, 2015:

MGLT Weighted Average Shares Outstanding	42,983

Effect of transactions above (other than shares to acquire EcoArk)	(37,511)

Shares issued to acquire EcoArk	29,620

Pro forma shares outstanding	35,092

6